UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Definitive information statement

abrdn ETFs
(Name of Registrant as Specified in Its Charter)

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IMPORTANT NEWS ABOUT abrdn ETFs

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(844-383-7289)

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI), abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD), and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM) (each a “Fund,” and collectively, the “Funds”). The Funds are series of abrdn ETFs (the “Trust”).

Vident Investment Advisory, LLC (“VIA”) has served as investment sub-adviser to the Funds since 2018. VIA is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by abrdn ETFs Advisors, LLC (the “Adviser”) or in connection with any rebalancing or reconstitution of the Funds’ respective indexes subject to the supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser, or in this case, an investment sub-adviser, causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement as required by the 1940 Act. On July 14, 2023 (the “Closing Date”) VIA’s operations were folded into Vident Advisory, LLC (“VA”), an affiliate of VIA. VA was then acquired by Casey Crawford through various holding entities (the “Transaction”). As a result of the change in control, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as such term is defined in the 1940 Act, at a meeting held on June 12, 2023, approved a new sub-advisory agreement between the Adviser and VA. The new sub-advisory agreement is materially identical to the Funds’ previous sub-advisory agreement with VIA, except that the notice period for the sub-adviser to terminate the agreement has been extended from sixty (60) days to nine (9) months. There are no substantive changes expected with respect to the responsibilities of the sub-adviser in connection with the Transaction. The Board of Trustees is providing this Information Statement to the Funds’ shareholders.

As always, please feel free to contact the Funds at 1-844-383-7289 with any questions you may have.

Sincerely,

/s/ Alan Goodson

Alan Goodson

President

abrdn ETFs

abrdn ETFs

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(844-383-7289)

INFORMATION STATEMENT TO THE SHAREHOLDERS OF

abrdn Bloomberg All Commodity Strategy K-1 Free ETF – BCI

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF – BCD

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF – BCIM

This Information Statement is being provided to the shareholders of abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI), abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD), and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM) (each, a “Fund” and collectively, the “Funds”), each a series of abrdn ETFs (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on April 20, 2015 the “Order”). The Order permits the Funds’ investment adviser, abrdn ETFs Advisors, LLC, (the “Adviser”) to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” of the Funds, as such term is defined in the 1940 Act (the “Independent Trustees”), without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20) of the Investment Company Act of 1940, as amended (“1940 Act”) and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order, provided the Funds are managed by the Adviser (or any entity controlling, controlled by or under common control with the Adviser) and complies with the terms and conditions set forth in the application for the Order.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS

DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR

A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement will be available on the Funds’ website at: www.abrdn.com/usa/etf.

Appointment of a New Sub-Adviser to each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI),

abrdn All Commodity Longer Dated Strategy K-1 Free ETF (BCD), and abrdn Industrial Metals Strategy K-1 Free ETF (BCIM)

At a meeting held on June 12, 2023 (the “Meeting”), the Board, including a majority of the Independent Trustees, considered and approved a new sub-advisory agreement between the Adviser and Vident Advisory, LLC (“VA” or the “Sub-Adviser”) under which VA was proposed to serve as the sub-adviser to the Funds (the “Sub-Advisory Agreement”). VA is an affiliate of Vident Investment Advisory, LLC (“VIA”) that assumed all of its operations as of July 14, 2023, in connection with a transaction under which VIA’s operations were folded into VA, and VA was then acquired by Casey Crawford through various holding entities (the “Transaction”). The Sub-Advisory Agreement became effective July 14, 2023, when the change in control of VA became effective. The Sub-Advisory Agreement is materially identical to the Funds’ previous sub-advisory agreement with VIA, except that the notice period for the Sub-Adviser has been extended from sixty (60) days to nine (9) months. There are no substantive changes expected with respect to the sub-advisory responsibilities in connection with the Transaction.

This Information Statement is being supplied to the Funds’ shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about August 15, 2023, to the Funds’ shareholders of record as of July 24, 2023 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 44,550,001 total shares of the BCI, 7,850,001 total shares of BCD, and 1,075,000 total shares of BCIM. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Funds’ most recent annual report and semi-annual report, including financial statements and schedules, are available at no cost by calling 1-844-383-7289 or by sending a request to abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by visiting abrdn.com/usa/etf.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the Meeting, the Board, including a majority of the Independent Trustees, approved the appointment of VA, an affiliate of VIA, as sub-adviser to the Funds pursuant to the Sub-Advisory Agreement between the Adviser and VA. Under the terms of the investment management agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser is entitled to receive an annual management fee comprising a percentage of the Funds’ average daily net assets as follows: 0.25% for BCI, 0.29% for BCD, and 0.39% for BCIM. Under the terms of the Sub-Advisory Agreement, VA is entitled to receive an annual fee from the Adviser based upon a percentage of the Funds’ average daily net assets as shown below and as set forth in Schedule B to the Sub-Advisory Agreement, attached as Appendix A to this Information Statement. There will be no increase in total fees paid by the Funds in connection with the new Sub-Advisory Agreement.

Fund	Rate	Minimum Annual Fee
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million 0.045% on next $250 million 0.04% on assets over $500 million	$18,000

For such compensation, VA will continuously furnish an investment program which includes trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Funds’ respective indexes, subject to the supervision of the Adviser and the Board.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding voting securities of a Fund. The agreement applies separately to each Fund, so a vote by a majority of the outstanding shares of a particular fund will terminate the Sub-Advisory Agreement only with respect to that Fund. The Sub-Advisory Agreement will automatically terminate in the event of assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Board, the Adviser, or vote of a majority of the outstanding voting securities of a Fund, on 60 days' notice to VA. The Sub-Advisory Agreement can be terminated by the sub-adviser without the payment of any penalty on 9 months’ notice to the Adviser and the Trust. The Sub-Advisory Agreement is materially identical to the Funds’ previous sub-advisory agreement with VIA, except that the notice period for the Sub-Adviser to terminate the agreement has been extended from sixty (60) days to nine (9) months.

The Sub-Advisory Agreement provides that the Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under the Sub-Advisory Agreement; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning VA

VA, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts, exchange-traded funds (“ETFs”), and the Funds. VA had approximately $7.4 billion of assets under management as of July 14, 2023. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, (“VA Holdings”) a subsidiary of MM VAM, LLC, acquired a majority interest in the Sub-Adviser on July 14, 2023. VA Holdings is located at 8024 Calvin Hall Road, Fort Mill, South Carolina 29707. VA Holdings is an entity controlled by Casey Crawford. As of July 14, 2023 Mr. Crawford controlled VA. As part of the transaction, the Sub-Adviser assumed the entirety of the operations of VIA, the Funds’ previous sub-adviser. For this reason, the Sub-Advisory Agreement is with VA and not VIA.

Evaluation by the Board of Trustees

At the regularly scheduled Meeting of the Board of the Trust held on June 12, 2023, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, approved the a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and VA on behalf of each of abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg Industrial Metal Strategy K-1 Free ETF (each a “Fund” and collectively, the “Funds”). The Board approved the Sub-Advisory Agreement in anticipation of a change of control of VIA, the investment sub-advisor of each Fund, whereby the VIA would be acquired by VA Holdings, an entity controlled by Casey Crawford, and VIA’s operations would be assumed by its affiliate, VA. The Sub-Advisory Agreement would go into effect upon the change of control of VIA, which was anticipated to take place early in the third calendar quarter of 2023 and would cause the existing investment sub-advisory agreement between the Adviser and VIA with respect to each Fund (the “Existing Sub-Advisory Agreement”) to terminate by operation of law.

In preparation for the Meeting, the Trustees requested that the Sub-Advisor furnish information necessary to evaluate the proposed terms of the Sub-Advisory Agreement, including additional information on the change of control of VIA. The Independent Trustees also met with representatives of VIA and in executive session with independent legal counsel on May 22, 2023 to discuss the information provided. The Trustees used this information to help them decide whether to approve the Sub-Advisory Agreement. Before voting on the Sub-Advisory Agreement, the Board reviewed the Sub-Advisory Agreement with representatives of VIA, as well with the Independent Trustees’ independent legal counsel, and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the agreement. The Independent Trustees also discussed the Sub-Advisory Agreement in executive sessions with independent legal counsel at which no representatives of VIA were present on May 22, 2023, June 9, 2023 and at the Meeting. In its consideration of the approval of the Sub-Advisory Agreement, the Board reviewed materials furnished by VIA, and communicated with senior representatives of VIA regarding its personnel, operations and financial condition.

In evaluating whether to approve the Sub-Advisory Agreement for each Fund, the Board considered numerous factors, including: (i) the nature, extent, and quality of the services to be provided to each Fund by VA under the Sub-Advisory Agreement following the change of control of VIA; (ii) each Fund’s total expense ratio as well as the advisory fees to be paid by each Fund relative to the total expense ratios of and the advisory fees charged by a comparable group of funds with similar investment strategies (“peer funds”); (iii) the investment performance of each Fund relative to that of its benchmark index as well as the performance of its peer funds; (iv) the extent to which economies of scale would be realized by shareholders under the Sub-Advisory Agreement as each Fund’s assets increase and whether the benefits of economies of scale, if any, would be relevant to the Funds under the Sub-Advisory Agreement; (v) any additional benefits (such as soft dollars, if any) to be received by VA and its affiliates; (vi) VA’s compliance program; and (vii) any other considerations deemed relevant by the Board. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreement, and individual Trustees may have given different weight to various factors.

The discussion immediately below outlines in greater detail the materials and information presented to the Board by the Sub-Advisor in connection with the Board’s consideration and approval of the Sub-Advisory Agreement, and the conclusions made by the Board at the Meeting when determining to approve the Sub-Advisory Agreement.

Nature, Extent and Quality of Services to be Provided. In considering the nature, extent and quality of the investment sub-advisory services proposed to be provided by VA under the Sub-Advisory Agreement, the Trustees considered the qualifications, experience and capability of the management and other personnel of VA who would provide services to the Funds following the change of control of VIA. The Board reviewed information provided by VIA describing VA’s proposed business operations, personnel and expected financial condition following the change of control. The Trustees noted that VA’s responsibilities under the Sub-Advisory Agreement would remain the same, and recognized VIA’s ongoing commitment to each Fund. The Board also considered the investment management process used by VIA in managing each Fund’s assets, including the experience and capability of VIA’s management and other personnel responsible for the portfolio management of each Fund and compliance with each Fund’s investment policies and restrictions. The Trustees also noted VIA’s representation that the team at VIA currently serving the Funds would continue to do so following the change of control, and that VA would provide the Funds with at least the same level of service as had been provided prior to the change of control. It was noted that the additional resources available to VIA as a result of the change of control could benefit the Funds over time.

Based on the totality of the information considered, the Board concluded that VA would continue to provide at least the same nature, extent and quality of services as sub-advisor under the Sub-Advisory Agreement as those currently provided by VIA under the Existing Sub-Advisory Agreement, and that VA would have the ability to provide this quality of services following the change of control based on the fact that all of the operations and personnel of VIA would continue to service the Funds under the Sub-Advisory Agreement.

Fees and Expenses. The Board considered each Fund’s sub-advisory fees payable under the Sub-Advisory Agreement, noting that the sub-advisory fee rate to be paid would not change from that under the Existing Sub-Advisory Agreement. The Board noted that each Fund’s fee would continue to be structured as a “unitary fee” under which each Fund pays a single advisory fee out of which all of the Fund’s expenses (including the sub-advisory fee), except for certain exclude expenses, will be paid. The Board also noted that the sub-advisory fee rate for each Fund had been negotiated between the Adviser and VIA, and that the Adviser and VIA were not affiliated with one another and would continue to be unaffiliated following the change of control, that the Advisor had an incentive to negotiate the lowest reasonable sub-advisory fees for the quality of services to be rendered by VA. Based on the totality of the information considered, the Board concluded, with respect to each Fund, that the proposed sub-advisory fees under the Sub-Advisory Agreement appeared to be reasonable in light of the services to be rendered.

Investment Performance of Each Fund. The Board reviewed reports comparing each Fund’s investment performance over time to the performance of the Fund’s benchmark index as well as other funds in its peer group. VIA provided written information regarding the performance of each Fund and a discussion of factors impacting the Funds’ performance, including current market conditions and expectations and strategies for the future. The Board determined that each Fund’s performance was satisfactory, or, where the Fund’s performance fell below its benchmark and/or peer group, the Board was satisfied by the reasons given for the underperformance and/or the steps taken by VIA or implemented by VIA at the direction of the Adviser in an effort to improve the Fund’s performance. Based on the totality of the information considered, including the continuity of the personnel and of the systems that would be used to service the Funds following the change of control, the Board concluded that the performance of the Funds was expected to be satisfactory, consistent with that provided under the Existing Sub-Advisory Agreement.

Costs and Profitability. While the Board considered the Adviser’s profitability with respect to each Fund, they did not consider the projected profitability of VA following the change of control as they did not consider it to be particularly relevant because the Adviser currently paid VIA, and would pay VA following the change of control, out of its advisory fees. The Board noted VIA’s representation of its long-term commitment, and of VA’s commitment following the change of control, to the success of the Funds. The Trustees considered that the Existing Sub-Advisory Agreement had been negotiated at arm’s length, that the terms of the fees and services under the Sub-Advisory Agreement were identical, and that the Adviser had an incentive to negotiate the lowest reasonable sub-advisory fees.

Economies of Scale. The Board considered that the investment advisory agreement between the Funds and the Adviser did not contain breakpoints for any of the Funds. The Trustees noted that the sub-advisory fee for the abrdn Bloomberg Industrial Strategy K-1 Free ETF included breakpoints, but considered that the Fund’s “unitary fee” structure meant that the fees paid by the Fund did not change as Fund assets increased, and that an increase in assets would increase the fees retained by the Adviser. Based on the totality of the information considered, the Board determined that it would monitor potential economies of scale at the advisory fee level, and would consider the appropriateness of introducing advisory fee breakpoints as the net assets of each Fund grew in the future.

Indirect Benefits. The Board considered the extent to which VA would derive any ancillary or indirect benefits that could accrue from the Funds’ operations as a result of VA’s relationship with each Fund. The Board considered whether any of VA’s affiliates might benefit from the Funds’ operations under the Sub-Advisory Agreement. Based on the totality of the information considered, the Board concluded that any benefits accruing to VA following the change of control by virtue of its relationships with the Funds appeared to be reasonable.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including the Independent Trustees, with the assistance of Trust Counsel and counsel to the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and approved the Sub-Advisory Agreement effective upon the change of control of the VIA.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company, organized as a Delaware statutory trust on January 9, 2014. The Trust's principal executive offices are 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Board supervises the business activities of the Funds. Like other ETFs, the Trust, on behalf of the Funds, retain various organizations to perform specialized services. ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor of the Funds. State Street Bank and Trust, located at One Congress Street, Boston, MA 02114-2016, provides the Fund with custody and transfer agent services. Dechert LLP, located at 1900 K Street, NW, Washington, DC 20006-1110, provides the Trust with legal services. abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, provides the Fund with administrator and fund accountant services.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to Shareholders of that Fund. Although the Trust generally does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of the Record Date, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of each Fund is set forth in the table below. As of the Record Date, the Adviser or its affiliates owned approximately 73.35% of the outstanding shares of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF, which is included in the percentage ownership of Citibank, N.A. in the table below. Accordingly, the Adviser and its affiliates may be deemed to “control” the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF as of that date.

To the knowledge of the Trust’s management, as of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares.

Fund Name	Participant Name and Address	Percentage of Ownership
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, CA 94104	20.22%
	SEI Private Trust Company c/o GWP 1 Freedom Valley Drive Oaks, PA 19456	13.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.13%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.97%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	7.52%
	The Northern Trust Company 50 S LaSalle St Chicago, IL 60603	6.32%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dive Jacksonville, FL 32246	5.65%

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.48%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	16.59%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	14.47%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	9.68%
	The Bank of New York Mellon 40 Greenwich Street New York, NY 10286	7.36%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	Citibank, N.A. 388 Greenwich Street New York, New York	79.58%

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request(s) otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (844-383-7289), or write the Trust at abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

BY ORDER OF THE BOARD OF TRUSTEES

Alan Goodson, President

Appendix A

SUB-ADVISORY AGREEMENT

This SUB-ADVISORY AGREEMENT (the “Agreement”) made as at July 14, 2023 by and between abrdn ETFs Advisors LLC, a Delaware limited liability company with its principal place of business at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (the “Adviser”), and Vident Advisory, LLC, a Delaware limited liability company with its principal place of business at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009 (the “Sub-Adviser”), with respect to each series of abrdn ETFs, a statutory trust organized under the laws of the State of Delaware (the “Trust”), identified on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”).

WITNESSETH

WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Sub-Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act and has entered into an Investment Advisory Agreement, as amended (the “Trust Advisory Agreement”), whereby the Trust has appointed the Adviser to serve as the investment adviser to each Fund; and

WHEREAS, the Trust Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to manage the investment operations and composition of each Fund and render investment advice for each Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and has entered into a Sub-Advisory Agreement, as amended (the “Trust Sub-Advisory Agreement”), whereby the Adviser has appointed the Sub-Adviser to serve as the sub-adviser to each Fund; and

WHEREAS, the Adviser has the authority under the Trust Advisory Agreement, subject to the approval of the Board, to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to provide investment management services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.          Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board and in compliance with such policies as the Trustees may from time to time establish, for the period and in accordance with the terms and conditions set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services and assume the obligations set forth herein for the compensation herein provided. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided for or authorized, have no authority to act for or represent the Adviser, the Trust or a Fund in any way or otherwise be deemed an agent of the Adviser, the Trust or a Fund, provided that representatives of the Sub-Advisor may serve on the pricing committee for the Funds.

2.          Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall, with respect to all of the securities and other assets of the Funds (the “Assets”), perform certain of the day-to-day operations of the Funds, including the day-to-day trading, rebalancing and cash management of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), as may be modified, amended or supplemented from time to time, the By-Laws of the Trust (as defined herein), as may be modified, amended or supplemented from time to time, the Prospectus of the Funds, the instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and the Trust’s policies and procedures and will conform to and comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)	Unless responsibility for placing orders with respect to transactions in securities or other assets held or to be acquired by the Funds has been retained by the Adviser or delegated by the Adviser to another sub-adviser, the Sub-Adviser will place orders with respect to transactions in securities or other assets held or to be acquired by the Fund with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the following:

(i)	In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

(ii)	The Sub-Adviser is not authorized to engage in “soft dollar” transactions on behalf of the Funds.

(iii)	The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(iv)	When the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Funds and to such other clients under the circumstances.

(v)	The Adviser may enter into a sub-advisory agreement with another sub-adviser pursuant to which that sub-adviser shall be responsible for determining, from time to time, what Assets will be purchased, retained or sold by the Funds, and for providing the Sub-Adviser with such information concerning the securities or other assets to be purchased or sold on behalf of the Funds reasonably necessary to execute the transactions, including the identity of such security or asset, the number of shares or principal amount to be purchased or sold, and the timing of and restrictions, if any, on the purchase or sale. In the event that such sub-advisory agreement is terminated, or as otherwise determined by the Adviser, the Sub-Adviser may assume responsibility for determining the purchase, retention or selling of Assets by the Fund. However, during the term of such other sub-advisory agreement and, unless and until the Sub-Adviser agrees to assume responsibility for the determination of what Assets will be purchased, retained or sold by the Funds, the Sub-Adviser shall have no responsibility or liability for such services. The Sub-Adviser shall provide to the Adviser or any other sub-adviser of the Funds such information and reports regarding the Funds’ investments that the Adviser or such other sub-adviser deems appropriate or may reasonably request.

(c)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(l), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 3la-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(d)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Fund’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(e)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for a particular Fund.

(f)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(g)	The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to converting, tendering exchanging or redeeming securities.

(h)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds and subparagraph (b)(v) of this Section 2. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(i)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(j)	The Sub-Adviser shall, in accordance with procedure and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s administrator/fund accountant of securities in a Fund which the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

3.          Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance in all material respects with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

4.          Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Funds;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder; and

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

5.         Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule B which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement or the removal of a Fund, the fee provided in Schedule B, including the Minimum Annual Fee in respect of a Fund, shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect in its entirety or in respect of a particular Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

6.         Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

7.         Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

8.          Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser;

(c)	The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law, rule, or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures;

(d)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company;

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

9.          Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will also promptly notify the Funds and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser;

(c)	The Adviser will notify the Sub-Adviser immediately upon detection of any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures;

(d)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company;

(j)	The Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

10.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time in its entirety or in respect of a particular Fund, without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds or relevant Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon nine (9) months prior written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 10, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

11.        Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Funds, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 11(b), along with the policies and procedures referred to in Section 11(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

12.        Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

13.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-l under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 8 and Section 11 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

14.	Names.

(a)	The Name “abrdn.” The Adviser grants to the Sub-Adviser a sublicense to use the name “abrdn” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser, which approval may be revoked by the Adviser upon reasonable notice. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation. Upon termination of this Agreement, the Sub-Adviser agrees to cease use of the Name and to remove all uses of and references to the Name as soon as reasonably practicable.

(b)	The Name “Vident Advisory, LLC” The Sub-Adviser grants to the Adviser a sublicense to use the name “Vident Advisory, LLC” (the “Name”). The foregoing authorization by the Sub-Adviser to the Adviser to use the Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name. The Adviser shall (1) only use the Name in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Sub-Adviser’s respective affiliates or clients names without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation.

15.        Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

16.        Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.        Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:      abrdn ETFs Advisors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Product Governance

To the Trust’s CCO at:      abrdn ETFs

c/o Abrdn ETFs Advisors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Chief Compliance Officer

To the Sub-Adviser at:      Vident Advisory, LLC

1125 Sanctuary Parkway

Suite 515

Alpharetta, GA 30009

Attention: Compliance/Legal Department

18.        Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

19.        Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

20.        Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

21.        Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 10 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

22.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as at the day and year first written above.

ADVISER:	SUB-ADVISER:
abrdn ETFs Advisors LLC	Vident Advisory, LLC

By:	/s/Steven Dunn	By:	/s/ Amrita Nandakumar
Name:	Steven Dunn	Name:	Amrita Nandakumar
Title:	Managing Director	Title:	President
Date:	July 14, 2023	Date:	July 14, 2023

Schedule A

to the

Sub-Advisory Agreement

Dated as of July 14, 2023 between

abrdn ETFs Advisors LLC

and

Vident Advisory, LLC

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Agreed and Accepted:

ADVISER:	SUB-ADVISER:
abrdn ETFs Advisors LLC	Vident Advisory, LLC

By:	/s/Steven Dunn	By:	/s/ Amrita Nandakumar
Name:	Steven Dunn	Name:	Amrita Nandakumar
Title:	Managing Director	Title:	President
Date:	July 14, 2023	Date:	July 14, 2023

Schedule B

to the

Sub-Advisory Agreement

Dated as of July 14, 2023 between

abrdn ETFs Advisors LLC

and

Vident Advisory, LLC

Sub-Advisory Fee. Pursuant to Section 5, the Adviser shall pay the Sub-Adviser compensation at an annual rate based on a percentage of the average daily net assets of each Fund as set forth below and subject to the minimum annual fee as set forth below:

Fund	Rate	Minimum Annual Fee
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million 0.045% on next $250 million 0.04% on assets over $500 million	$18,000

Agreed and Accepted:

ADVISER:	SUB-ADVISER:
abrdn ETFs Advisors LLC	Vident Advisory, LLC

By:	/s/Steven Dunn	By:	/s/ Amrita Nandakumar
Name:	Steven Dunn	Name:	Amrita Nandakumar
Title:	Managing Director	Title:	President
Date:	July 14, 2023	Date:	July 14, 2023

abrdn ETFs

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(844-383-7289)

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT TO SHAREHOLDERS OF

abrdn Bloomberg All Commodity Strategy K-1 Free ETF – BCI

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF – BCD

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF – BCIM

This communication presents only an overview of the Information Statement that is available to you on the internet relating to abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI), abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD) and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM) (each a “Fund,” and collectively, the “Funds”), three series of abrdn ETFs (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the sub-advisory agreement between the Funds’ investment adviser, abrdn ETFs Advisors, LLC (the “Adviser”) and Vident Advisory, LLC, the Funds’ sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Adviser to hire and replace investment sub-advisers and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead, among other requirements, requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Trust's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 15, 2023 to shareholders of record of the Funds as of July 24, 2023. The Information Statement will be available on the Funds’ website at abrdn.com/usa/etf until November 30, 2023. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at ETFinfoUS@abrdn.com or toll-free at (1-844-383-7289).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.